                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)               APRIL 21, 1999


                            PC SERVICE SOURCE, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                          0-23686              52-1703687
(State or other jurisdiction of    (Commission File Number)   (I.R.S. employer
 incorporation or organization)                              identification no.)


  2350 VALLEY VIEW LANE, DALLAS, TEXAS                              75234
(Address of principal executive offices)                          (Zip Code)


                                 (972) 481-4000
              (Registrant's Telephone Number, Including Area Code)



         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On April 21, 1999, PC Service Source, Inc., a Delaware corporation (the "Company"), issued a press release announcing its adoption of a stock repurchase program enabling the Company to repurchase up to 600,000 shares of the Company's outstanding common stock in the open market or privately negotiated transactions.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  99.1 -- Press Release, dated April 21, 1999, announcing first quarter results and the adoption of the stock repurchase program.*



--------------------
         * Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, PC Service Source, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 26, 1999               PC SERVICE SOURCE, INC.



                                   By: /s/ Robert J. Boutin
                                      -----------------------------------------
                                      Robert J. Boutin, Chief Financial Officer

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                 EXHIBIT
------                                 -------
 99.1           -- Press Release, dated April 21, 1999, announcing first quarter results and the adoption of the stock repurchase program.*


--------------------
   * Filed herewith.